SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

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                              Rydex Variable Trust
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                              RYDEX VARIABLE TRUST

                               9601 Blackwell Road
                                    Suite 500
                            Rockville, Maryland 20850

                               September __, 2008

Dear Shareholder:

I am writing today to share with you what we here at Rydex believe will be exciting new changes to the Rydex Multi-Cap Core Equity Fund. Management of the Fund recently recommended, and the Fund's Board of Trustees approved, a new principal investment strategy for the Fund that will change the investment focus of the Fund from a "core" equity strategy to a "130/30" global equity strategy. We also recommended, and the Board approved a new name for the Fund: the Global 130/30 Strategy Fund. Now, many of you have probably heard of 130/30 funds or have read about them in financial newspapers and magazines. Briefly stated, a 130/30 strategy involves selling short securities that the adviser believes are likely to decrease in value and buying securities "long" that the adviser expects will experience price appreciation. The strategy is referred to as "130/30" because the adviser sells short approximately 30% of the value of the fund's assets and uses the proceeds of those short sales, along with the other assets of the fund, to take long positions. Although the Global 130/30 Fund's strategy differs in many respects from the Fund's current investment strategy, the Fund's investment objective of long-term capital appreciation will not be changing and we believe that the Fund's new investment strategy may be appropriate for investors seeking a "core" investment focus for their own portfolios.

In addition to implementing a new investment strategy and re-naming the Fund, we are proposing to hire Security Global Investors, LLC ("SGI") as the Fund's sub-adviser. The Fund's Board of Trustees has approved our choice, and we are very excited about the prospect of having SGI manage the Fund's assets on a day-to-day basis. SGI has a talented and capable team of portfolio managers and research analysts with substantial experience in managing assets in accordance with global equity mandates as well as alternative investment strategies, such as the Fund's new 130/30 strategy. Rydex will continue to serve as the Fund's investment adviser and will oversee SGI's management of the Fund. Rydex will be responsible for compensating SGI. In view of the increased complexities associated with investing assets under a global equity 130/30 strategy, it was necessary for us to recommend an increase in the Fund's management fee. Our recommended management fee is within the range of fees charged by funds that have comparable investment strategies. Moreover, our recommendation aligns the management fee, as well as the sub-advisory fee (which, again, is paid by Rydex and not the Fund), with competitive, market rates. The Fund's Board agreed with our analysis and approved our recommendation.

As shareholders of the Fund, you are entitled to vote separately on the approval of SGI's sub-advisory agreement and the amendment to Rydex's investment advisory agreement, which reflects the new management fee for the Fund. The Fund will be holding a special meeting of shareholders on November 7, 2008 to vote on these two important proposals ("Special Meeting"). The accompanying proxy statement describes in much more detail the Fund's new investment strategy, SGI's sub-advisory agreement and the Fund's new management fee. It is important to note that the new investment strategy will not be implemented unless shareholders approve both proposals. Similarly, SGI will not become the Fund's sub-adviser unless the amendment to Rydex's investment advisory agreement is approved by shareholders and the amended investment advisory agreement will not take effect unless shareholders approve SGI's sub-advisory agreement. In other words, implementation of each proposal is contingent upon approval by shareholders of the other proposal.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. To avoid having the expense and delay of further solicitations, we ask you to give your prompt attention to these proposals and vote by sending in the enclosed proxy card.

While you are, of course, welcome to join us at the Special Meeting, it is not necessary to do so. As a convenience we have created several options by which to vote your shares:

     - THE INTERNET: Follow the instructions located on your proxy card and make sure it is available at the time you plan to vote.

     - TOUCH-TONE PHONE: The phone number is located on your proxy card. Also, be sure you have your control number, located on the card, at the time of the call.

     - BY MAIL: Simply execute your card and enclose it in the postage paid envelope found in this proxy package.

Whether or not you plan to attend the Special Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. Please do not hesitate to call (866) 615-7265 if you have any questions about the Proposals. Thank you for taking the time to consider these important matters and for your investment in the Fund.

We appreciate your time and consideration.

Sincerely,


/s/ Carl G. Verboncoeur
------------------------------------------
Carl G. Verboncoeur
President
Rydex Variable Trust

                      VERY IMPORTANT NEWS FOR SHAREHOLDERS

We recommend that you read the entire Proxy Statement. For your convenience, we have provided a brief overview of the Proposals to be voted on at the Special Meeting of Shareholders (the "Special Meeting").

                              QUESTIONS AND ANSWERS

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and your proxy card - because you have the right to vote on these important Proposals concerning your investment in the Fund. Each of the Proposals relates to actions that need to be taken in response to changes in the structure and operation of the Multi-Cap Core Equity Fund (the "Fund"), a series of Rydex Variable Trust (the "Trust"). Specifically, the Board of Trustees of the Trust (the "Board") has approved and is seeking shareholder approval of: (i) a sub-advisory agreement between Security Global Investors, LLC ("SGI") and PADCO Advisors II, Inc. (the "Advisor"), pursuant to which SGI will serve as sub-adviser to the Fund and (ii) an amendment to the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund, providing for an increase in the management fee for the Fund (each a "Proposal" and together, the "Proposals").

Q.   WHY AM I BEING ASKED TO VOTE ON THE APPROVAL OF THE PROPOSALS?

A. The Advisor recently recommended, and the Fund's Board approved, a new principal investment strategy for the Fund that will change the investment focus of the Fund from a "core" equity strategy to a "130/30" global equity strategy. The Advisor also recommended, and the Board approved, a new name for the Fund - the Global 130/30 Strategy Fund. In connection with implementing the new investment strategy and re-naming the Fund, the Board has approved the appointment of SGI as the Fund's sub-adviser to manage the Fund's assets on a day-to-day basis. The Advisor will continue to serve as the Fund's investment adviser and will oversee SGI's management of the Fund. The Advisor will be responsible for compensating SGI. In view of the increased complexities associated with investing assets under a global equity 130/30 strategy, the Advisor recommended, and the Board approved, an increase in the Fund's management fee. In addition, the proposal aligns the management fee, as well as the sub-advisory fee, with competitive market rates.

     As shareholders of the Fund, you are entitled to vote separately on the approval of SGI's sub-advisory agreement and the amendment to the Advisor's investment advisory agreement, which reflects the new management fee for the Fund. The Fund will be holding a special meeting of shareholders on November 7, 2008 to vote on these two important proposals (the "Special Meeting"). The accompanying proxy statement describes in much more detail the Fund's new investment strategy, SGI's sub-advisory agreement and the Fund's new management fee. It is important to note that the new investment strategy will not be implemented unless shareholders approve both proposals. Similarly, SGI will not become the Fund's sub-adviser unless the amendment to the Advisor's investment advisory agreement is approved by shareholders and the amended investment advisory agreement will not take effect unless shareholders approve SGI's sub-advisory agreement. In other words, implementation of each proposal is contingent upon approval by shareholders of the other proposal.

Q.   HOW WILL THE PROPOSALS AFFECT ME?

A. Although the Fund's new investment strategy differs in many respects from the Fund's current investment strategy, the Fund's investment objective of long-term capital appreciation will not be changing and the Advisor believes that the Fund's new investment strategy may be appropriate for investors seeking a "core" investment focus for their own portfolios. Moreover, if approved, SGI will be responsible for the management of the Fund under the new investment strategy. SGI has a talented and capable team of portfolio managers and research analysts with substantial experience in managing assets in accordance with global equity mandates as well as alternative investment strategies, such as the Fund's new 130/30 strategy. And although the Fund's management fee will increase, the Advisor's recommendation is within the range of fees charged by funds that have comparable investment strategies.

Q.   HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board voted unanimously to recommend that you vote "FOR" the Proposals. Please see the section entitled "Trustees' Considerations" with respect to each Proposal for a discussion of the Board's considerations in making such recommendations.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the Proposals can be acted upon. We encourage all Shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.   I'M A VARIABLE CONTRACT OWNER.  HOW WILL MY VOTE BE COUNTED?

A. As a variable contract owner of record at the close of business on the Record Date (as defined in the Proxy Statement), you have the right to instruct the life insurance company that issued your contract as to how the shares of the Fund attributable to your contract should be voted. If no voting instructions are received, the life insurance company will vote the shares attributable to your contract in proportion ("for" or "withhold authority") to those shares for which instructions are received. As a result, a small number of contract owners could determine the outcome of the vote if other contract owners fail to vote.

Q.   I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous Shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Special Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Special Meeting and the approval of the Proposals.

Q.   HOW DO I PLACE MY VOTE?

A. You may provide the Fund with your vote by mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund's proxy solicitation agent, Broadridge Financial Solutions, Inc. ("Broadridge") at (866) 615-7265.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call Broadridge at (866) 615-7265 between 9:30 a.m. and 9:00 p.m., Eastern Time, Monday through Friday, and between 10:00 a.m. and 9:00 p.m., Eastern Time on Saturday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                           MULTI-CAP CORE EQUITY FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, NOVEMBER 7, 2008

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Multi-Cap Core Equity (the "Fund"), a separate series of Rydex Variable Trust (the "Trust"), will be held at the offices of Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 on Friday, November 7, 2008, at 3:00 p.m., Eastern Time.

At the Special Meeting, Shareholders of record (the "Shareholders") will be asked to consider and act on the following Proposals (each a "Proposal" and together, the "Proposals"):

1. To approve a sub-advisory agreement between Security Global Investors, LLC ("SGI") and PADCO Advisors II, Inc. (the "Advisor"), pursuant to which SGI will serve as sub-adviser to the Fund.

2. To approve an amendment to the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the "Amended Agreement"), as described more fully in the Proxy Statement.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The appointment of SGI as the Fund's sub-adviser is contingent on approval of Proposal 2 by Shareholders. Likewise, the Amended Agreement will not take effect unless Proposal 1 is approved by Shareholders.

Your vote is important no matter how many shares you own, and all Shareholders are cordially invited to attend the Special Meeting and vote in person. However, if you are unable to attend the Special Meeting, please mark, sign and date the enclosed proxy card and return it promptly by mail in the enclosed, postage-paid envelope so that the Special Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. At any time before the Special Meeting, Shareholders may change or revoke their vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone, or by voting in person at the Special Meeting.

Shareholders of record at the close of business on Thursday, September 11, 2008 are entitled to notice of and to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

FOR A FREE COPY OF THE FUND'S ANNUAL REPORT, SHAREHOLDERS MAY CALL 1-800-820-0888 OR WRITE TO THE FUND AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. In addition, the Fund is required by federal law to file reports, proxy statements and other information with the U.S. Securities and Exchange Commission (the "SEC"). The SEC maintains a website that contains information about the Fund (www.sec.gov). You can inspect and copy the proxy materials, reports and other information at the public reference facilities of the SEC located at 100 F Street, N.E., Room 1580, Washington, D.C.

20549. You can also obtain copies of these materials from the SEC Office of Freedom of Information and Privacy Act Operations, Operations Center, 6432 General Green Way, Alexandria, VA 22313-2413, at prescribed rates.

                                        By Order of the Board of Trustees


                                        /S/ CARL G. VERBONCOEUR

                                        Carl G. Verboncoeur
                                        President
                                        September __, 2008

                              RYDEX VARIABLE TRUST

                         9601 Blackwell Road, Suite 500
                            Rockville, Maryland 20850

                           MULTI-CAP CORE EQUITY FUND

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, NOVEMBER 7, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Rydex Variable Trust (the "Trust") and the Multi-Cap Core Equity Fund (the "Fund"), a separate series of the Trust. The Proxy Statement and accompanying form of proxy card are first being sent to Shareholders on or around September 17, 2008.

                      INTRODUCTION AND GENERAL INFORMATION

GENERAL INFORMATION. As used in this Proxy Statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each member of the Board. A Trustee that is an interested person of the Trust is referred to in this Proxy Statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment adviser, PADCO Advisors II, Inc. ("Rydex" or the "Advisor"), the Trust's principal underwriter, Rydex Distributors, Inc., or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this Proxy Statement as "Independent Trustees."

The Trust is an open-end management investment company organized as a Delaware statutory trust on June 11, 1998. The Trust is not required to hold annual meetings of Shareholders. The Board has called the Special Meeting of Shareholders (the "Special Meeting") in order to permit the shareholders of the Fund (the "Shareholders") to consider and vote on the proposals described in the foregoing notice and in this Proxy Statement. Shareholders of record as of September 11, 2008 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or any adjournment(s) or postponement(s) of the Special Meeting.

Your vote is important no matter how many shares you own. If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person. You can vote easily and quickly by mail, by Internet, by telephone or in person. At any time before the Special Meeting, you may revoke your vote, even though a proxy has already been returned, by written notice to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the Special Meeting. Should you require additional information regarding any of the Proposals contained in this Proxy Statement, or replacement proxy cards, you may contact Broadridge Financial Solutions, Inc. ("Broadridge"), the Fund's proxy solicitation agent toll free at (866) 615-7265.

In addition to the solicitation of proxies by mail, the Board and officers of the Trust, as well as employees of any proxy soliciting firm engaged by the Board and the officers of the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Shareholders of the Fund will not bear the costs of the Special Meeting or the production and dissemination of the proxy materials.

QUORUM AND MEETING ADJOURNMENTS. Each whole share is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Special Meeting. One-third (33 1/3%) of the Fund's shares entitled to vote on a proposal constitutes a quorum. Abstentions and broker non-votes will not be counted for or against a proposal, but will be counted for purposes of determining whether a quorum is present. Because the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined below, is required to approve a proposal, abstentions and broker non-votes will effectively be a vote against a proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve one or more of the proposals are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST a proposal, against such an adjournment.

VOTE REQUIRED TO APPROVE PROPOSALS. If a quorum is present at the Special Meeting, Proposals 1 and 2 each require the affirmative vote of a "majority of the outstanding voting securities" of the Fund to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

VOTING PROCESS. You can vote in any one of the following four ways:

     - BY INTERNET: Follow the instructions located on your proxy card and make sure this option is available at the time you plan to vote.

     - BY TELEPHONE: Use a touch-tone telephone to call the toll-free phone number located on your proxy card. Be sure you have your control number, which is located on your proxy card, available at the time of the call.

     - BY MAIL: Simply execute your proxy card and enclose it in the postage paid envelope found in this proxy package.

     -   IN PERSON: Vote your shares in person at the Special Meeting.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. At any time before it has been voted at the Special Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust;
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above); or (iii) by attending the Special Meeting, requesting return of any previously delivered proxy, and voting in person.

               PROPOSED CHANGES TO THE MULTI-CAP CORE EQUITY FUND

The Fund is a separate series of the Trust that seeks as it investment objective long-term capital appreciation. Rydex serves as the Fund's investment adviser pursuant to an investment advisory agreement dated January 18, 2008, between the Trust, on behalf of the Fund, and the Advisor (the

"Current Agreement"), and manages the assets of the Fund in accordance with the Fund's investment objective, strategies and policies, as described in the Fund's current prospectus. The Board supervises the business activities of the Fund.

At its meeting held on August 27, 2008, the Board approved a new principal investment strategy for the Fund that changed the focus of the Fund from a "core" based investment strategy to a "130/30" based investment strategy (the "New Principal Investment Strategy"), which will be implemented by the Fund only if Shareholders approve both of the proposals described in this Proxy Statement (the "Proposals"). In conjunction with the proposed change in principal investment strategy, the Board also approved a change in name of the Fund from the "Multi-Cap Core Equity Fund" to the "Global 130/30 Strategy Fund."

As discussed in greater detail below, in connection with its approval of the New Principal Investment Strategy, the Board approved a sub-advisory agreement between Security Global Investors, LLC ("SGI") and the Advisor (the "Sub-Advisory Agreement"), pursuant to which SGI would manage the assets of the Fund on a day-to-day basis in accordance with the New Principal Investment Strategy, and approved an amendment to the Current Agreement, providing for an increase in the management fee (the "Amended Agreement"). Shareholders are being asked to approve the Sub-Advisory Agreement (Proposal 1) and the Amended Agreement (Proposal 2). Shareholders are not required to approve the New Principal Investment Strategy or the change in the Fund's name to "Global 130/30 Strategy Fund," although neither the New Principal Investment Strategy nor the change in the Fund's name will occur unless Shareholders approve both Proposals.

Following are descriptions of the Fund's current principal investment strategy and the New Principal Investment Strategy.

     THE CURRENT PRINCIPAL INVESTMENT STRATEGY OF THE FUND

     The Fund invests in a broad mix of equity securities of companies representative of the total U.S. stock market as measured by the Russell 3000(R) Index. The Fund pursues its investment objective by investing in securities within the small, medium and large market capitalization segments that demonstrate value and potential for growth.

     The Advisor uses a quantitative investment strategy that is based on a set of factors that it believes are indicative of future value and growth, such as relative price-to-book ratios and free-cash flow growth measures, to select the Fund's investments within each of the capitalization segments. The Advisor will allocate the Fund's investments among the capitalization segments, generally in equal amounts, and uses disciplined rebalancing to maintain a targeted exposure to each. The Fund primarily invests to an equal extent in the equity securities of small-, mid-, and large-capitalization companies, but may also invest in derivatives designed to provide exposure to equity securities and indices, such as futures contracts, options and swap transactions. The Fund may also invest in ADRs to gain exposure to the various capitalization segments. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

     THE NEW PRINCIPAL INVESTMENT STRATEGY OF THE FUND

     If Shareholders approve both Proposals, the Global 130/30 Strategy Fund will principally invest in long and short positions of common stock of companies from all over the world that generally have a minimum market capitalization of $750 million.

     The Fund will hold long securities that SGI believes will outperform the market, and will sell short securities expected to underperform the market. The decision to purchase, hold or short a security is primarily driven by a bottom-up fundamental research process in which SGI focuses on analyzing individual companies rather than the industry in which a company operates or the market as a whole.

     Once the investment universe has been narrowed, SGI will focus on the outliers within each economic sector represented in the investment universe and conduct a more intensive investment analysis. Outlier stocks can be grouped into two categories: (1) those which provide the greatest promise for out-performance (long positions) and (2) those which provide the greatest promise for underperformance (short positions). SGI will then construct the portfolio by selecting certain outlier stocks while considering sector weights and overall risk control. The Fund will seek to maintain a net long exposure (the market value of the total long positions minus the market value of the total short positions) of approximately 100%. To this end, the Fund will generally seek to invest 130% of its managed assets in securities ("long") and sell short securities amounting to approximately 30% of its managed assets ("short"), but may vary from those targets.

     When the Fund engages in a short sale of a security, it will sell a stock that it does not own and settle the sale by borrowing the same stock from a lender. To close out the short position, the Fund must purchase the same stock in the market and return it to the lender. If the market price of the security decreases between the time the Fund borrows it and when the Fund purchases the stock in the market, the Fund will earn money on the short sale. Conversely, if the price of the stock increases after the Fund borrows it, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. When the Fund settles a short sale, the broker effecting the short sale generally holds the proceeds of the short sale as collateral securing the Fund's obligation to cover the short position. The Fund may use this cash to purchase additional securities, which will allow the Fund to maintain long positions in excess of 100% of the Fund's net assets. When the Fund does this, it is required to pledge additional collateral as security to the broker. Alternatively, the Fund may achieve the same result by borrowing money from banks and using the proceeds to purchase additional securities to the extent permitted under the 1940 Act. Each of these investment techniques is known as "leverage." SGI may sell a long position or close out a short position for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Fund also may invest in initial public offerings ("IPOs"), other investment companies, and derivative instruments including, but not limited to, futures, swaps and options. The Fund may invest up to 100% of its assets in securities of foreign issuers depending upon market conditions. The Fund also may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The Advisor recommended the New Principal Investment Strategy as a means to bolster declining Fund assets and to stream-line Rydex mutual fund offerings by aligning the Fund with other "alternative strategy" products offered by Rydex. In making its recommendation to the Board, the Advisor explained that, although non-traditional, a global 130/30 investment strategy may benefit an investor's core holdings by introducing shorting and leverage components to enhance returns without significant increase in investment risk. Although from an investment perspective the proposed global 130/30 strategy does not resemble the Fund's current strategy, the Fund's objective of long-term capital appreciation will remain the same and the New Principal Investment Strategy could be appropriate for investors seeking a "core" investment focus for their portfolios.

In connection with approving the New Principal Investment Strategy, the Board approved the Advisor's recommendation to appoint SGI as sub-adviser of the Fund. Under the proposed Sub-Advisory Agreement, SGI would manage the Fund's assets on a day-to-day basis in accordance with the Fund's investment objective, strategies and policies as described in the Fund's then-current prospectus. Proposal 1 in this Proxy Statement seeks Shareholder approval of the Sub-Advisory Agreement, provides additional information about the Sub-Advisory Agreement and SGI, and describes the reasons for the appointment of SGI as sub-adviser to manage the Fund in accordance with the New Principal Investment Strategy.

Also in connection with adopting a new investment strategy for the Fund, the Board approved the Amended Agreement, which provides for an increase in the management fee. Under the Current Agreement, the Fund pays the Advisor a management fee that is comprised of two components: the first is an annual basic fee (the "basic fee") equal to 0.70% of the Fund's average daily net assets, and the second is a performance fee adjustment (the "Performance Fee Adjustment"), which could result in the Fund paying a management fee at a rate as low as 0.50% or as high as 0.90% depending on how the Fund's performance compares to the record of its benchmark index. As approved by the Board, and upon Shareholder approval, the new management fee for the Fund will not have a Performance Fee Adjustment. Instead, the fee will be set at a fixed rate of 1.05% of the Fund's average daily net assets. Because the new management fee rate under the Amended Agreement will be fixed instead of fluctuating as a result of Performance Fee Adjustments and will be higher than the highest rate payable under the Current Agreement, the Amended Agreement materially differs from the Current Agreement and must be approved by Shareholders. Proposal 2 in this Proxy Statement seeks Shareholder approval of the Amended Agreement, provides additional information about the Current and Amended Agreements, and describes the reasons for the change in the management fee reflected in the Amended Agreement.

Although Shareholders of the Fund do not need to approve the Fund's name change or New Principal Investment Strategy, Shareholders do need to approve the Sub-Advisory Agreement and the Amended Agreement. The Advisor will implement the New Principal Investment Strategy of the Fund and change the name of the Fund only if both Proposals are approved by Shareholders. If the Proposals in this Proxy Statement are not approved by Shareholders, the Fund's name and principal investment strategy will not change and the Advisor will explore other alternatives for the Fund.

If Shareholders approve both Proposals, it is expected that the Fund will implement the changes described in this Proxy Statement as soon as practicable thereafter, or at such other time as determined by the Board.

            THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2

                                   PROPOSAL 1

   APPROVAL OF THE SUB-ADVISORY AGREEMENT PURSUANT TO WHICH SGI WILL SERVE AS
                             SUB-ADVISER TO THE FUND

At its meeting on August 27, 2008, the Board, including all the Independent Trustees, approved the Sub-Advisory Agreement between the Advisor and SGI, pursuant to which SGI will be responsible for managing the assets of the Fund on a day-to-day basis, subject to the oversight of the Advisor and the Board. Shareholders of the Fund are being asked to approve the Sub-Advisory Agreement.

Currently, Rydex serves as the investment adviser to the Fund under the Current Agreement and continuously reviews, supervises and administers the Fund's investment program, subject to the oversight of the Board. In connection with the Advisor's recommendation that the Board approve the New Principal Investment Strategy for the Fund, the Advisor recommended that SGI be engaged as a sub-adviser to implement the Strategy on behalf of the Fund. The Advisor based its recommendation principally on its belief that SGI's experience in managing assets pursuant to an "alternative" investment strategy will benefit the Fund and its Shareholders. In this regard, the Board was advised that SGI has a team of professionals dedicated to the firm's Global Equity mandate and has extensive experience managing client assets in accordance with long/short strategies. SGI's Global Equity Team employs a bottom-up approach to the global equity universe to identify and invest in the best opportunities around the world. SGI combines sophisticated screening techniques, input from management meetings and insights into global/regional trends to identify investment opportunities around the world. Its screening criteria span a variety of data categories with particular focus on relative valuation and relative business momentum. SGI closely follows global and regional trends and analyzes companies that stand to be either rewarded or penalized by such trends. Its fundamental research is all original and it uses primary sources to substantiate its forecasts and investment thesis.

If the Proposal is approved by Shareholders, Rydex will continue to serve as the Fund's investment adviser. But, rather than managing the Fund's assets directly, as it has in the past, Rydex will be responsible for supervising the activities of SGI, subject to the oversight of the Board.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

A copy of the form of Sub-Advisory Agreement is included as Appendix A to this Proxy Statement. The description of the Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix A.

DUTIES UNDER THE SUB-ADVISORY AGREEMENT. Under the Sub-Advisory Agreement, SGI will purchase, hold and sell investments for the Fund and monitor on a continuous basis the performance of such investments subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information and subject to the direction of the Advisor and the Board. SGI will give the Fund the benefit of its best efforts in rendering its services as sub-adviser. SGI may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

SGI may, subject to the supervision of the Advisor and the Board to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's investments with or through, such persons, brokers or dealers as SGI may select which may include, to the extent permitted by the Advisor and the Fund's Board, brokers or dealers affiliated with SGI or the Advisor, and negotiate commissions to be paid on such transactions. In placing such orders for the Fund, SGI will attempt to obtain best execution, provided that, SGI may, on behalf of the Fund and subject to certain conditions, pay brokerage commissions to a broker which provides brokerage and research services to SGI in excess of the amount another broker would have charged for effecting the transaction.

DURATION AND TERMINATION. Unless terminated earlier, the Sub-Advisory Agreement will continue in effect for an initial term of two years from the date of the Sub-Advisory Agreement, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees of the Trust, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund, or by the Advisor, in each case, upon sixty (60) days' written notice to SGI. In addition, the Advisor may terminate the Sub-Advisory Agreement upon breach by SGI or any representation or warranty provided for in the Sub-Advisory Agreement, which shall not have been cured within twenty (20) days of SGI's receipt of written notice of such breach, or by the Advisor immediately upon written notice to SGI if SGI becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement. SGI may terminate the Sub-Advisory Agreement upon 120 days written notice to the Advisor and the Fund.

LIABILITY AND INDEMNIFICATION. The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of SGI or a breach of SGI's duties under the Sub-Advisory Agreement, SGI shall not be subject to any liability to the Advisor, to the Fund, or to any of the Fund's shareholders, and, in the absence of will misfeasance, bad faith or gross negligence on the part of the Advisor or a breach of the Advisor's duties under the Sub-Advisory Agreement, the Advisor shall not be subject to any liability to SGI, for any act or omission in the case of, or connected with, rendering services to be provided under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of securities; provided, however, that nothing in the Sub-Advisory Agreement shall relieve the Advisor and SGI from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the Commodity Exchange Act.

Under the terms of the Sub-Advisory Agreement, SGI shall indemnify the Advisor and the Fund, and their respective officers and directors, for any liability and expenses, including attorney's fees, which may be sustained by the Advisor, or the Fund, as a result of SGI's willful misfeasance, bad faith, or gross negligence, breach of its duties under the Sub-Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws or the Commodity Exchange Act. Likewise, the Advisor shall indemnify SGI and its officers and partners, for any liability and expenses, including attorney's fees, which may be sustained as a result of the Advisor's, or the Fund's willful misfeasance, bad faith, or gross negligence, breach of its duties under the Sub-Advisory Agreement or violation of applicable law, including, without limitation, the federal and state securities laws or the Commodity Exchange Act.

COMPENSATION. Under the Sub-Advisory Agreement, the Advisor will pay SGI a fee, calculated and paid monthly, based on an annual percentage rate of 0.65% of the average daily net assets of the Fund. The Fund will have no responsibility for any fee payable to SGI.

DESCRIPTION OF SGI

SGI, whose principal place of business is 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is a limited liability company organized under the laws of the State of Kansas and an investment adviser registered with the SEC. SGI manages more than $11 billion in portfolios across fixed income, domestic equities and global equities for a wide array of mutual funds, institutional clients, corporate and public pension funds, endowments and charitable foundations. Both Rydex and SGI are indirect wholly-owned subsidiaries of Security Benefit Corporation ("Security Benefit") and, as such, are affiliated persons of each other. Security Benefit is a financial services firm that provides a broad variety of retirement and other financial products to consumers in the advisor, banking, education, government, institutional, and qualified plan markets.

SGI provides investment sub-advisory services to the following Funds which have investment objectives and strategies comparable to those of the Global 130/30 Strategy Fund.

                                   SUB-ADVISORY FEE (AS A PERCENTAGE   ASSETS UNDER MANAGEMENT*
NAME OF FUND                          OF AVERAGE DAILY NET ASSETS)        (AS OF RECORD DATE)
------------                       ---------------------------------   ------------------------
Alpha Opportunity Fund (a series
   of Security Equity Fund)                      1.45%
Series Z (a series of SBL Fund)                  1.45%

* SGI serves as investment sub-advisor for approximately 37.5% of both the Alpha Opportunity Fund's and Series Z Fund's net assets.

OFFICERS AND DIRECTORS OF SGI. Listed below are the names and principal occupations of each of the directors and the principal executive officers of SGI. Neither the directors or officers are trustees or officers of the Fund.

                                     POSITIONS/OFFICES
NAME AND ADDRESS                       HELD WITH SGI                     PRINCIPAL OCCUPATION/POSITION
----------------                   ---------------------   -------------------------------------------------------
Richard M. Goldman                 President and Manager   Senior Vice President, Security Benefit Corporation;
Connecticut Business Center                                President and Managing Member Representative, Security
6 Landmark Square #471                                     Investors, LLC; Director, Security Distributors, Inc.;
Stamford, Connecticut 06901-2707                           Director, First Security Benefit Life Insurance and
                                                           Annuity Company of New York; President and Chairman of
                                                           the Board, Security Funds

Kris A. Robbins                    Manager                 Chairman of the Board, President, and Chief Executive
One Security Benefit Place                                 Officer, Security Benefit Corporation; Chairman,
Topeka, Kansas 66636-0001                                  President, and Chief Executive Officer, Security Benefit
                                                           Life Insurance Company

TRUSTEES' CONSIDERATIONS

The 1940 Act requires that a fund's sub-advisory agreement must be specifically approved by the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund's trustees must request and evaluate, and the sub-adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the sub-advisory agreement. In determining whether to approve a sub-advisory agreement, the board is required to act solely in the best interests of the fund and the fund's shareholders in evaluating the terms of the sub-advisory agreement. The board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

Consistent with these responsibilities, the Trustees of the Trust, including all of the Independent Trustees, considered the approval of the Sub-Advisory Agreement at a meeting held on August 27, 2008. Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from SGI regarding, among other things:
(i) the nature, extent and quality of the services to be provided by SGI, including SGI's management personnel, compliance systems and overall reputation, expertise and resources; and (ii) the costs of the services to be provided, including the level of the proposed sub-advisory fee in comparison to fees charged by SGI to any other comparable accounts managed. These factors are discussed in further detail below. In addition, representatives of SGI made a presentation to the Board at the August 27, 2008 meeting and were on hand to answer any questions regarding the Sub-Advisory Agreement and the services to be provided thereunder.

At the meeting, representatives from SGI, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate SGI's fees and other aspects of the Sub-Advisory Agreement. Among other things, the representatives provided an overview of SGI's history and investment philosophy. The Trustees then discussed the written materials that the Board received before the meeting and SGI's oral presentations and any other information that the Board received at the meeting, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

     NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY SGI

     In considering the nature, extent and quality of the services to be provided by SGI, the Board reviewed the portfolio management services to be provided by SGI to the Fund. Among other things, the Board considered the quality of SGI's portfolio management personnel. SGI's registration form ("Form ADV") and current Code of Ethics were provided to the Board, as was the response of SGI to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund. The Board considered whether SGI has the capabilities and resources to implement the New Principal Investment Strategy for the Fund and, in this regard, took into account SGI's substantial experience managing assets in accordance with "alternative" equity strategies. The Board also considered SGI's diverse client base, which includes mutual funds, and the amount of assets the firm has under management.

     The Trustees also considered other services to be provided to the Fund by SGI, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by SGI.

     COST OF SERVICES PROVIDED AND ECONOMIES OF SCALE

     The Trustees reviewed reports comparing the expense ratio and sub-advisory fee to those of other comparable mutual funds and concluded that the sub-advisory fees were reasonable and the result of arm's length negotiations, and the sub-advisory fee was comparable to those of peer funds. Because it was not possible to determine the profitability that SGI might achieve with respect to the Fund, the Trustees did not make any conclusions regarding SGI's profitability. For the same reason, the Board did not make any conclusions regarding the extent to which economies of scale would be realized by SGI as the assets of the Fund grow. In this regard, during future considerations of the Sub-Advisory Agreement, the Board will consider whether any economies of scale are being realized by SGI and, if so, an appropriate mechanism for sharing the benefits of such economies of scale.

     OTHER BENEFITS TO SGI

     The Board received and considered information regarding the character and amount of other incidental benefits SGI might receive as a result of its relationship with the Fund, including SGI's soft dollar practices. The Board also took into account that SGI is an affiliate of the Advisor. The Board concluded that, taking into account any incidental benefits SGI might receive, the terms of the Sub-Advisory Agreement, including the compensation to be paid thereunder, were reasonable.

     CONCLUSION OF THE BOARD

     Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Sub-Advisory Agreement are fair and reasonable; (b) concluded that SGI's fees are reasonable in light of the services that SGI will provide to the Fund; and (c) agreed to approve the Sub-Advisory Agreement for an initial term of two years. After the initial two-year term, the Sub-Advisory Agreement must be approved: (i) by the vote of the Trustees or by a vote of the Shareholders of the Fund; and (ii) by the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

REQUIRED VOTE

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund. Even if the Proposal is approved by Shareholders, the Sub-Advisory Agreement will not take effect and SGI will not become the sub-adviser to the Fund unless Proposal 2 also is approved by Shareholders.

If the Proposal is not approved by Shareholders, Rydex will continue to manage the assets of the Fund directly pursuant to the Current Agreement and the Board, in consultation with Rydex, will determine the appropriate course of action to take, which may include submitting an alternative proposal to Shareholders at a future Shareholders' meeting.

            THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
              RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1

                                   PROPOSAL 2

                        APPROVAL OF THE AMENDED AGREEMENT
          PROVIDING FOR AN INCREASE IN THE MANAGEMENT FEE FOR THE FUND

At its meeting on August 27, 2008, the Board, including all the Independent Trustees, approved the Amended Agreement which provides for an increase in the management fee for the Fund. Shareholders are being asked to approve the Amended Agreement.

The Board approved the Amended Agreement in connection with its approval of the New Principal Investment Strategy and the Sub-Advisory Agreement. The proposed change to the management fee reflected in the Amended Agreement was recommended by the Advisor as a result of the proposed change in the principal investment strategy of the Fund as well as the engagement of SGI, as sub-adviser, to manage the assets of the Fund in accordance with that Strategy. Management proposed the new compensation terms in view of the increased complexity associated with the management of Fund assets under the New Principal Investment Strategy, as compared to the Fund's current "core" investment strategy, and in order to align the overall management fee, as well as the sub-advisory fee (which is paid by the Advisor and not the Fund), with competitive, market rates. The Board's considerations in approving the Amended Agreement are described below under "Trustees Considerations."

DESCRIPTION OF THE CURRENT AND AMENDED AGREEMENTS

Except for the proposed change in management fee payable to the Advisor, which is described below, the terms of the Current Agreement and the Amended Agreement are the same. A copy of the form of the Amended Agreement is included as Appendix B to this Proxy Statement. The description of the Amended Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix B.

DUTIES UNDER THE ADVISORY AGREEMENT. The Current and Amended Agreements require the Advisor to oversee the provision of all investment advisory and portfolio management services for the Fund. They also require the Advisor to provide, subject to the supervision of the Board, investment research, advice and supervision and to furnish continuously an investment program for the Fund, consistent with the respective investment objectives and policies of the Fund. The Advisor determines what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and the Fund's registration statement on Form N-1A, covering Fund shares, as filed with the SEC (the "Registration Statement"), and to the investment objectives, policies and restrictions of the Fund, as set forth in the Fund's Registration Statement.

INDEMNIFICATION. The Current and Amended Agreements provide that the Advisor shall indemnify and hold harmless the Trust and all affiliated persons thereof against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
(a) the Advisor being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, or (c) the Advisor's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the Advisory Agreement.

DURATION AND TERMINATION. The continuance of the Current and Amended Agreements, after the first two years, must be specifically approved at least annually (i) by a majority vote of the Trustees, including a majority vote of the Trustees who are not interested persons of the Trust or the Advisor, or (ii) by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of the Agreement is submitted to the Shareholders of the Fund for their approval and such Shareholders fail to approve such continuance of the Agreement, the Advisor may continue to serve under the Agreement in a manner consistent with the 1940 Act and the rules and regulations thereunder. If this Proposal is approved, the Amended Agreement will continue in effect for an initial period of two years from the date of its execution.

THE TERMS OF THE MANAGEMENT FEE UNDER THE CURRENT AGREEMENT

Under the Current Agreement, the Fund pays the Advisor an investment advisory fee that is comprised of two components: the first is an annual basic fee (the "basic fee") equal to 0.70% of the Fund's average daily net assets, and the second is a Performance Fee Adjustment.

The Fund's basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of an index, determined by the Fund to be appropriate, over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period. The Performance Fee Adjustment is calculated and applied at the end of each month. Each 0.0375% of difference between the performance of the Fund and record of the Index results in a Performance Fee Adjustment of 0.01%. The maximum annualized Performance Fee Adjustment is +/- 0.20%. Thus, the minimum possible annual fee is 0.50% and the maximum possible annual fee is 0.90%. A percentage of this rate (based on the number of days in the current month) is then multiplied by the average daily net assets of the Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee.

PERFORMANCE FEE ADJUSTMENT EXAMPLE. The following hypothetical example illustrates the application of the Performance Fee Adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:

                                                         Fund's
                              Fund's       Index's     performance
For the rolling 12-month    investment   cumulative     relative
performance period         performance     change     to the Index
------------------------   -----------   ----------   ------------
January 1                     $50.00       100.00
December 31                   $55.25       110.20
Absolute change              +$ 5.25       +10.20
Actual change                 +10.50%      +10.20%       +0.30%

Based on these assumptions, the Fund calculates the Advisor's investment advisory fee rate for the last month of the performance period as follows:

     - The portion of the annual basic fee rate of 0.70% applicable to that month is multiplied by the Fund's average daily net assets for the month. This results in the dollar amount of the basic fee.

     - The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

     - The 0.08% rate (adjusted for the number of days in the month) is multiplied by the Fund's average daily net assets for the performance period. This results in the dollar amount of the Performance Fee Adjustment.

     - The dollar amount of the Performance Fee Adjustment is added to the dollar amount of the basic fee, producing the adjusted management fee.

If the record of the Index during the performance period exceeded the Fund's performance, the dollar amount of the Performance Fee Adjustment would be deducted from the dollar amount of the basic fee.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether the Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Therefore, it is possible that the Fund will pay a positive Performance Fee Adjustment even during periods of negative Fund performance. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

THE TERMS OF THE MANAGEMENT FEE UNDER THE AMENDED AGREEMENT

Under the Amended Agreement, if approved by Shareholders, the Advisor will be compensated at an annual rate of 1.05% of the average daily net assets of the Fund.

The Advisor's compensation under the Amended Agreement differs from its compensation under the Current Agreement in several respects. First, the Amended Agreement provides for a fixed annual fee rate. The Current Agreement provides for a fee rate that is subject to upward or downward adjustments based on the performance of the Fund relative to the record of the Index. Second, the fixed annual fee rate under the Amended Agreement is higher than the highest fee rate that might be achieved through Performance Fee Adjustments under the Current Agreement. Therefore, the amount of compensation payable to the Advisor under the Amended Agreement will be higher than the amount of compensation payable under the Current Agreement, assuming the same level of Fund assets.

The Current Agreement, dated January 18, 2008, was last submitted to a vote of Shareholders on October 4, 2007 in connection with the change in control of Rydex resulting from the acquisition of Rydex's parent company by Security Benefit. That transaction caused the automatic termination of the prior investment advisory agreement between Rydex and the Trust, on behalf of the Fund (the "Prior Agreement"). For the fiscal year ended December 31, 2007, the Fund paid the Advisor a fee of $48,195 for services provided pursuant to the Prior Agreement. Had the Amended Agreement been in effect, the total amount paid by the Fund to the Advisor would have been $96,252 resulting in a difference of 100%.

DESCRIPTION OF THE ADVISOR

The Advisor, whose principal place of business is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, is an investment adviser registered under the Investment Advisers Act of 1940, and provides portfolio management services to the Fund pursuant to the Current Agreement. The Advisor was incorporated in the State of Maryland on July 5, 1994 and together with PADCO Advisors, Inc., a registered investment adviser under common control, does business under the name Rydex Investments.

The Advisor provides investment advisory services to the following Funds which have investment objectives and strategies comparable to those of the Global 130/30 Strategy Fund.

                      MANAGEMENT FEE (AS A
                     PERCENTAGE OF AVERAGE       SIZE OF FUND
NAME OF FUND           DAILY NET ASSETS)     (AS OF RECORD DATE)
------------         ---------------------   -------------------
Hedged Equity Fund           1.15%

OFFICERS AND DIRECTORS OF THE ADVISOR. Listed below are (i) the names and principal occupations of each of the directors and the principal executive officers of the Advisor, and (ii) their positions with the Fund, if any. Unless otherwise noted, the principal business address of each is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

NAME                             TITLE                                              POSITION WITH THE FUND
----                  ----------------------------                       -------------------------------------
Carl G. Verboncoeur   Director and Chief Executive Officer                Trustee, President and Vice President
Michael Byrum         Director, President, Chief Investment Officer       Trustee
                      and Secretary
Joanna M. Haigney     Chief Compliance Officer                            Chief Compliance Officer and Secretary


FEES AND EXPENSES

The following tables set forth for each class of shares of the Fund for the fiscal year ended December 31, 2007 (i) annual fund operating expenses under the Current Agreement and (ii) pro forma annual fund operating expenses assuming that the Amended Agreement had been in effect for that fiscal year.

                                                           AMENDED AGREEMENT
                                       CURRENT AGREEMENT      (PRO FORMA)
                                       -----------------   -----------------
Management Fee                               0.50%               1.05%
Distribution and/or Shareholder
   Service (12b-1) Fees                      None                None
Total Other Expenses                         0.77%               1.12%
   Short Dividend Expense(1)                 None                0.35%
   Remaining Other Expenses                  0.77%               0.77%
Total Annual Fund Operating Expenses         1.27%               2.17%

(1) "Short Dividend Expense" occurs because the Fund short-sells an equity security to gain the inverse exposure necessary to meet its investment objective. The Fund must pay out the dividend rate of the equity security to the purchaser and records this as an expense. However, any such dividend on a security sold short generally reduces the market value of the shorted security - thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on its short sale transaction. "Short Dividend Expense" is not a fee charged to the shareholder by the Advisor or SGI or other service provider. Rather it is more similar to the transaction costs or capital expenditures associated with the day-to-day management of any mutual fund. If these costs had been treated as transaction costs or capital items rather than as expenses, the expense ratio for the Fund would have equaled 1.82%. Because the Fund is new, "Short Dividend Expense" is based on estimated amounts.

The Example that follows is intended to help you compare the costs of investing in the Fund under the Current and Amended Agreements.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example reflects your costs based on these assumptions.

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Current Agreement                $129      $403      $697     $1,534
Amended Agreement (Pro Forma)    $220      $679      $1,164   $2,503

TRUSTEES' CONSIDERATIONS

The 1940 Act requires that an amendment to a fund's investment advisory agreement providing for an increase in the management fee must be specifically approved by the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approval, the fund's trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In determining whether to approve a change to an investment advisory agreement, the board is required to act solely in the best interests of the fund and the fund's Shareholders in evaluating the terms of the agreement. The board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

Consistent with these responsibilities, the Trustees of the Trust, including all of the Independent Trustees of the Trust, considered the approval of the Amended Agreement at a meeting held on August 27, 2008. Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Advisor regarding, among other things, the proposed new advisory fee arrangement and the reasons for the change. In addition, representatives of the Advisor made a presentation to the Board at the August 27, 2008 meeting and were on hand to answer any questions regarding the Amended Agreement and the proposed change in terms of the Advisor's compensation.

In determining whether to approve the Amended Agreement, which differs from the Current Agreement only with respect to the management fee payable to the Advisor, the Board considered that, if the Proposals are approved, the Fund will implement the New Principal Investment Strategy, pursuant to which the Fund will change its investment focus from a "core" investment strategy to a global "130/30" strategy. The Board further considered that, if the Proposals are approved, the day-to-day management of the Fund's assets pursuant to the New Principal Investment Strategy will be provided by SGI, which will be compensated for its services by the Advisor and not the Fund. The Board took into account that the Advisor will have supervisory and oversight responsibility with respect to SGI's activities.

The Board also considered in particular the proposed fees and total expected expense ratio (taking into account the increased management fee) for the Fund under the Current and Amended Agreements, the relationship between the proposed management fee and proposed sub-advisory fee and the overall management fee structure in relation to the implementation of the New Principal Investment Strategy. The Board received a "Competitive Fee Analysis," comparing the Fund's proposed management fee, as well as its expected total expense ratio, to other mutual funds that employ strategies similar to the New Principal Investment Strategy. Under the Amended Agreement, the proposed management fee for the Fund would fall within the range of advisory fees charged by comparable funds (0.80% to 1.25%), which the Board considered reasonable given the reasons for the proposed change, as described above. The Board also considered the Fund's management fee rate under the Amended Agreement as compared to management fees charged by the Advisor for comparable funds.

In addition to the information provided by the Advisor and SGI, the Board also relied upon the factors that it considered in approving the Current Agreement at a meeting held on August 27, 2007, including: (i) the nature, extent and quality of services provided by the Advisor, (ii) the profits realized by the Advisor and its affiliates from their relationship with the Fund, (iii) whether the Fund benefits from any economies of scale, and (iv) the benefits realized by the Advisor and its affiliates from their relationship with the Fund. With respect to these factors, along with the factors noted above, the Board reached the following conclusions in approving the Amended Agreement: (1) the nature and extent of the services historically provided by the Advisor were appropriate and the quality of services was good, (2) the advisory fees were reasonable and appropriate in amount given the quality of services provided and expected to be provided after implementation of the New Principal Investment Strategy, (3) the profits to be realized by the Advisor from the proposed management fee are reasonable in comparison with the costs of providing investment advisory services to the Fund, (4) with respect to economies of scale, profitability to the Advisor and its affiliates is not excessive, and (5) the direct and indirect benefits accruing to the Advisor were reasonable in comparison with the costs of providing advisory services, and the advisory fees charged, and the benefits to the Fund. The Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

REQUIRED VOTE

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund. Even if the Proposal is approved by Shareholders, the Amended Agreement will not take effect unless Proposal 1 also is approved by Shareholders.

If the Proposal is not approved by Shareholders, Rydex will continue to manage the assets of the Fund directly pursuant to the Current Agreement between the Fund and Rydex and the Board, in consultation with Rydex, will determine the appropriate course of action to take, which may include submitting an alternative proposal to Shareholders at a future Shareholders' meeting.

            THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
              RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2

                       GENERAL INFORMATION ABOUT THE TRUST
                                AND OTHER MATTERS

INFORMATION ABOUT CERTAIN OF THE FUND'S SERVICE PROVIDERS

PRINCIPAL UNDERWRITER. Rydex Distributors, Inc. (the "Distributor"), located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the distributor and principal underwriter for shares of the Trust and the Fund under the general supervision and control of the Board and the officers of the Trust and pursuant to a distribution agreement adopted by the Trust (the "Distribution Agreement"). The Distributor is a subsidiary of Security Benefit and an affiliate of the Advisor. For the fiscal year ended December 31, 2007, the Fund paid the Distributor a fee of $22,902 for services provided pursuant to an Investor Services Plan dated December 31, 1998 (the "Plan"). Services provided by the Distributor in connection with the Plan will continue after the Amended Agreement is approved by Shareholders.

THE ADMINISTRATOR. Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as the administrator for the Trust, and the Fund, subject to the general supervision and control of the Board and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer (the "Service Agreement"). The Servicer is a subsidiary of Security Benefit and an affiliate of the Advisor. For the fiscal year ended December 31, 2007, the Fund paid the Servicer $22,902 in administrative service fees.

Pursuant to an Accounting Services Agreement, the Servicer also serves as accounting services agent for the Fund. For the fiscal year ended December 31, 2007, the Fund paid the Servicer $9,161 in accounting service fees.

Services provided by the Servicer will continue after the Amended Agreement is approved by Shareholders.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more Shareholders share the same address, only one copy of this Proxy Statement will be delivered to that address, unless the Fund has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Fund will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call the Broadridge toll free at (866) 615-7265 or forward a written request to the Fund c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Shareholders of record on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. The following tables list the total number of shares outstanding as of the Record Date for each class of the Fund's shares. It also identifies holders, as of the Record Date, of more than 5% of any class of shares of the Fund.

I.   OUTSTANDING SHARES

As of the Record Date, the Fund had _____ total number of shares outstanding.

II.  SIGNIFICANT SHAREHOLDERS

As of the Record Date, the following persons were the only persons who were record owners or, to the best knowledge of the Trust, were beneficial owners of 5% or more of the shares of the Fund.

NAME AND ADDRESS         AMOUNT AND NATURE      PERCENTAGE OF OUTSTANDING
OF BENEFICIAL OWNER   OF BENEFICIAL OWNERSHIP       SHARES OF THE FUND
-------------------   -----------------------   -------------------------


As of the Record Date, the Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust is organized as a statutory trust under the laws of Delaware. As such, the Trust is not required to, and does not, hold annual shareholder meetings. Nonetheless, the Board may call a special meeting of Shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Trust's Declaration of Trust and By-Laws. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of Rydex Variable Trust, c/o Rydex Investments, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the Shareholders be held for the purpose of considering matters requiring shareholder approval.

EXPENSES

The costs of the Special Meeting, estimated to be approximately $55,000, will be borne by the Advisor and SGI. The Fund will incur no costs in connection with the Special Meeting. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Advisor and its affiliates or by the Fund's proxy solicitation agent. The cost of solicitation, including the costs of any third party proxy solicitor, will be borne by the Advisor and SGI.

OTHER MATTERS

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Special Meeting because inclusion and presentation are subject to compliance with certain federal regulations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Trust's most recent Annual Report, Shareholders may call toll free at (800) 820-0888, visit the Fund's website at www.rydexinvestments.com, or write to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS. YOU MAY ALSO ATTEND THE MEETING AND VOTE IN PERSON.

                                                                      APPENDIX A

                             SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into as of the [__] day of [November], 2008 between PADCO Advisors II, Inc. (the "Adviser"), a Maryland corporation , registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                                   WITNESSETH:

     WHEREAS, Rydex Variable Trust, a Delaware statutory trust (the "Trust"), is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, the Trust is authorized to issue shares of the Global 130/30 Strategy Fund (the "Fund"), a separate series of the Trust;

     WHEREAS, the Fund has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Subadviser as subadviser to act as investment adviser for and to manage the Fund's Investments (as defined below) and the Subadviser desires to render such services.

     NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1. APPOINTMENT AS SUBADVISER. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the assets of the Fund, subject to the supervision of the Adviser and the Board of Trustees of the Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the Fund's Investments (as defined below).

     2. DUTIES OF SUBADVISER.

          (a) INVESTMENTS. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Trustees to purchase, hold and sell investments for the Fund (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Fund the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     The Subadviser acknowledges that the Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment

     Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of the Fund, or an affiliated person of such other subadviser, concerning transactions for the Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser (if any) as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

          (b) BROKERAGE. The Subadviser is authorized, subject to the supervision of the Adviser and the Fund's Board to establish and maintain accounts on behalf of the Fund with, and place orders for the purchase and sale of the Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for the Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to the Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the Fund's Board, providing such information as the number of aggregated trades to which the Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

          (c) SECURITIES TRANSACTIONS. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund ("Principal Transactions"); PROVIDED, HOWEVER, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with the Fund if
     (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

               The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The

     Subadviser agrees to provide the Adviser and the Fund with a copy of such Code of Ethics.

          (d) BOOKS AND RECORDS. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Subsections (b)(1), (5), (6),
     (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

          (e) INFORMATION CONCERNING INVESTMENTS AND SUBADVISER. From time to time as the Adviser or the Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of the Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

               The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

               During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Subadviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

          (f) CUSTODY ARRANGEMENTS. The Subadviser shall provide the Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

          (g) COMPLIANCE WITH APPLICABLE LAWS AND GOVERNING DOCUMENTS. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with the Trust's Agreement and Declaration of Trust, By-Laws, and currently effective registration statement and with the written instructions and directions of the Fund's Board and the Adviser, after receipt of such documents, from the Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

               In carrying out its obligations under this Agreement, the Subadviser shall ensure that the Fund complies with (i) all applicable statutes and regulations necessary to qualify the Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and (ii) the provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder. The Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that the Fund has ceased to so qualify as a Regulated Investment Company, or that it might not so qualify in the future or ceased to comply with Section 817(h).

          (h) INFORMATION CONCERNING THE FUNDS. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Trust's Agreement and Declaration of Trust, (ii) the By-Laws of the Fund, (iii) the Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the Fund's Board and the Adviser.

          (i) VOTING OF PROXIES. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by the Fund.

          (j) INFORMATIONAL MATERIAL. The Subadviser shall provide the Adviser for its review, prior to their use, copies of all informational materials prepared by or on behalf of the Subadvsier, mentioning the Fund, including, but not limited to, advertisements, brochures, and promotional and any other similar materials (the "Informational Materials"), and that such Informational Materials shall conform with, and be disseminated in accordance with, applicable laws.

     3. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

     4. COMPENSATION. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

     5. EXPENSES. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the Fund's Board.

     6. REPRESENTATIONS AND WARRANTIES OF SUBADVISER. The Subadviser represents and warrants to the Adviser and the Fund as follows:

          (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

          (c) The Subadviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Fund and to perform the services described under this Agreement;

          (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or
     (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (g) This Agreement is a valid and binding agreement of the Subadviser;

          (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Fund in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Trustees of the Fund are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

          (j) The Subadviser shall not divert any Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

     7. NON-EXCLUSIVITY. The services of the Subadviser with respect to the Fund are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

     8. REPRESENTATIONS AND WARRANTIES OF ADVISER. The Adviser represents and warrants to the

Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Adviser is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted;

          (c) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (d) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

          (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE INFORMATION. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. LIABILITY AND INDEMNIFICATION.

          (a) LIABILITY. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to the Fund, or any of Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; PROVIDED, HOWEVER, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

          (b) INDEMNIFICATION. The Subadviser shall indemnify the Adviser and the Fund, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Fund, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Fund's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

     11. DURATION AND TERMINATION.

          (a) DURATION. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to the Fund unless it has first been approved by a vote of a majority of those Trustees of the Trust, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Trustees of the Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board to evaluate the terms of this Agreement.

          (b) TERMINATION. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

               (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

               (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

               (iv) By the Subadviser upon 120 days written notice to the Adviser and the Fund.

          This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. AMENDMENT. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with shall be approved by the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

     14. NOTICE. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

     (a)  If to the Subadviser:

          Security Global Investors, LLC
          801 Montgomery Street, 2nd Floor
          San Francisco, CA 94133-5164
          Attention: John Boich, Vice President and Head of Global Equity
          Facsimile: (415) 274-7702

          With a copy to:

          Security Benefit Corporation
          One Security Benefit Place
          Topeka, KS 66636
          Attention: General Counsel
          Facsimile:  (785) 438-3080

     (b)  If to the Adviser:

          PADCO Advisors II, Inc.
          9601 Blackwell Road, Suite 500
          Rockville, MD 20850
          Attention: President
          Facsimile: (301) 296-5106

          With a copy to:

          Security Benefit Corporation
          One Security Benefit Place
          Topeka, KS 66636
          Attention: General Counsel
          Facsimile: (785) 438-3080

     (d)  If to the Trust:

          Rydex Variable Trust
          9601 Blackwell Road, Suite 500
          Rockville, MD 20850
          Attention: Secretary
          Facsimile: (301) 296-5108

     15. GOVERNING LAW; JURISDICTION. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     17. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. CERTAIN DEFINITIONS.

          (a) "BUSINESS DAY." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

          (b) MISCELLANEOUS. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                        PADCO Advisors II, Inc.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Attest:
                                                --------------------------------
                                        Name:
                                        Title:


                                        Security Global Investors, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Attest:
                                                --------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

Compensation

For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 0.65% of the Fund's average daily net assets.

For purposes of calculating the compensation to be paid hereunder, the Fund's assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the then current prospectus for the Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                                                      APPENDIX B

                               ADVISORY AGREEMENT

     ADVISORY AGREEMENT made as of this 18th day of January, 2008 by and between RYDEX VARIABLE TRUST (the "Trust"), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and PADCO ADVISORS II, INC., a Maryland corporation with its principal place of business at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850 (the "Adviser").

                                   WITNESSETH

     WHEREAS, the Board of Trustees (the "Board") of the Trust has selected the Adviser to act as investment adviser to the Trust on behalf of the series set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), as such Schedule may be amended from time to time upon mutual agreement of the parties, and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1. THE ADVISER'S SERVICES.

     (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as investment adviser with respect to the Funds. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide the Funds with investment research, advice and supervision and shall furnish continuously an investment program for the Funds, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds and what portion of the Funds' assets shall be held uninvested in cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the 1940 Act, and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Funds, as each of the same shall be from time to time in effect. To carry out such obligations, the Adviser shall exercise full discretion and act for the Funds in the same manner and with the same force and effect as the Funds themselves might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund's investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund's assets or to otherwise exercise its right to control the overall management of a Fund.

     (b) COMPLIANCE. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund's portfolio securities and performing the Adviser's obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M and
     Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser's full responsibility for any of the foregoing.

     (c) PROXY VOTING. The Board has the authority to determine how proxies with respect to securities that are held by the Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Funds' securities to the Adviser. So long as proxy voting authority for the Funds has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time.

     (d) RECORDKEEPING. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust or its Board the information required to be supplied under this Agreement.

          The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Board at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.

     (e) HOLDINGS INFORMATION AND PRICING. The Adviser shall provide regular reports regarding Fund holdings, and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser agrees to immediately notify the Trust if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust's valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

     (f) COOPERATION WITH AGENTS OF THE TRUST. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

2. CODE OF ETHICS. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser's Code of Ethics) comply in all material respects with the Adviser's Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with a (i) a copy of the Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser's Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser's Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

3. INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

     (a) NOTIFICATION OF BREACH / COMPLIANCE REPORTS. The Adviser shall notify the Trust immediately upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of the Funds' or the Adviser's policies, guidelines or procedures. In addition, the Adviser shall provide a quarterly report regarding each Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M and Section 817(h) of the Code, and the Fund's policies, guidelines or procedures as applicable to the Adviser's obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

     (b) BOARD AND FILINGS INFORMATION. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

     (c) TRANSACTION INFORMATION. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on the Funds and the Adviser's services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4. BROKERAGE.

     (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

     (b) PLACEMENT OF ORDERS. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek for the Fund the most favorable execution and net price available under the circumstances. It is also understood that it is desirable for the Fund that the Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for a Fund with such brokers, subject to review by the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its or its affiliates' services to other clients.

     (c) AGGREGATED TRANSACTIONS. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

     (d) AFFILIATED BROKERS. The Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Adviser's fees for services under this Agreement.

5. CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6. ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Adviser shall not be responsible for a Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

     (a) PROPERLY REGISTERED. The Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

     (b) ADV DISCLOSURE. The Adviser has provided the Trust with a copy of its Form ADV as most recently filed with the Commission and will, promptly after filing any amendment to its Form ADV with the Commission, furnish a copy of such amendment(s) to the Trust. The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     (c) FUND DISCLOSURE DOCUMENTS. The Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Funds (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Funds or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

     (d) USE OF THE NAME "RYDEX". The Adviser has the right to use the name "Rydex" in connection with its services to the Trust and that, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name "Rydex" in connection with the management and operation of the Funds. The Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Adviser or the Trust to use the name "Rydex".

     (e) INSURANCE. The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

     (f) NO DETRIMENTAL AGREEMENT. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

     (g) CONFLICTS. The Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Funds first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Funds, consistent with its fiduciary duties under applicable law.

     (h) REPRESENTATIONS. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8. THE NAME "RYDEX". The Adviser grants to the Trust a sublicense to use the name "Rydex" (the "Name") as part of the name of any Fund. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall (1) only use the Name in a manner consistent with uses approved by the Adviser; (2) use its best efforts to maintain the quality of the services offered using the Name; (3) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will (a) submit to Adviser representative samples of any promotional materials using the Name; and (b) change the name of any Fund within three months of its receipt of the Adviser's request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund; provided, however, that the Trust may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Trust had at the date of such name change in quantities not exceeding those historically produced and used in connection with such Fund.

9. ADVISER'S COMPENSATION. The Funds shall pay to the Adviser, as compensation for the Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Funds.

     The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Funds' prospectus(es). In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act); provided that such termination shall not relieve the Adviser of any liability incurred hereunder.

     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

12. DURATION AND TERMINATION.

     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

     (b) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to any Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

     (c) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Trust; or

     (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust or the Adviser, at a meeting called for the purpose of voting on such approval; or
     (ii) the vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Funds for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Adviser may continue to serve hereunder as to the Funds in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

     Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

     In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Funds and with respect to any of their assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

     (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

     (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

14. LIABILITY OF THE ADVISER. The Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Funds' Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) a Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

15. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust's Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

17. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of state of Delaware and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

18. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

19. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                                        RYDEX VARIABLE TRUST, on behalf of each
                                        Fund listed on Schedule A


                                        By: /s/ Carl G. Verboncoeur
                                            ------------------------------------
                                            Name: Carl G. Verboncoeur
                                            Title: President


                                        PADCO ADVISORS II, INC.


                                        By: /s/ Carl G. Verboncoeur
                                            ------------------------------------
                                            Name: Carl G. Verboncoeur
                                            Title: Chief Executive Officer

                               REVISED SCHEDULE A
                                     TO THE
                               ADVISORY AGREEMENT
                         DATED JANUARY 18, 2008 BETWEEN
                              RYDEX VARIABLE TRUST
                                       AND
                             PADCO ADVISORS II, INC.

The Trust will pay to the Adviser as compensation for the Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

FUND                          RATE
----                          ----
Global 130/30 Strategy Fund   1.05%

                                                                           PROXY

                              RYDEX VARIABLE TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                November 7, 2008

     The undersigned shareholder of the Multi-Cap Core Equity Fund (the "Fund"), a series of Rydex Variable Trust (the "Trust"), hereby nominates, constitutes and appoints Joanna Haigney, Nick Bonos, and Michael Byrum, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held at the principal offices of the Trust, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, on November 7, 2007 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

          1. Approval of a new Investment Sub-Advisory agreement between PADCO Advisors, Inc. and Security Global Investors, LLC, with respect to the Fund.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

          2. Approval of an amendment to the investment advisory agreement between the Advisor and the Trust, on behalf of the Fund (the "Amended Agreement"), as described more fully in the Proxy Statement.

                       [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE SPECIAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

     DATED:              , 2008
            -------------               ----------------------------------------


                                        ----------------------------------------
                                        (Signature of Shareholder)

                                        (Please date this proxy and sign your
                                        name as it appears at the left.
                                        Executors, administrators, trustees,
                                        etc. should give their full titles. All
                                        joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE SPECIAL MEETING.